UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2008

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Microsoft Corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of providing additional information regarding a previously announced change in the Company’s presentation of gains and losses resulting from foreign currency remeasurements and in conjunction with the Registration Statement on Form S-3 that the Company is filing on the date hereof to register debt securities that the Company may offer from time to time. As disclosed in its Form 10-Q for the quarter ended September 30, 2008, effective July 1, 2008, the Company began presenting gains and losses resulting from foreign currency remeasurements as a component of other income, net. Prior to that date, the Company included gains and losses resulting from foreign currency remeasurements as a component of sales and marketing expense. The Company changed its presentation because the modified presentation better reflects how it manages its foreign currency exposures, and as such gains and losses arising from the remeasurement of foreign currency transactions are incidental to its operations.

In connection with the change in the Company’s presentation of gains and losses resulting from foreign currency remeasurements, we are providing recast financial information previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008. This information (attached hereto as Exhibits 99.1, 99.2, and 99.3) includes selected updated information from certain parts of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 that were impacted by the presentation change, including:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (sections only); and

•	Part II, Item 8. Financial Statements (excluding supplementary data).

The following gains and losses resulting from foreign currency remeasurements were previously recorded as a component of sales and marketing expense and have been recast as other income, net in the attached exhibits: fiscal year ended June 30, 2008 - $221 million gain; fiscal year ended June 30, 2007 - $86 million gain; fiscal year ended June 30, 2006 - $92 million gain; fiscal year ended June 30, 2005 - $15 million loss; and fiscal year ended June 30, 2004 - $74 million loss.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Item 6. Selected Financial Data (as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.2	Item 7. Sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations (as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.3	Item 8. Financial Statements (excluding supplementary data, as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.4	Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: November 20, 2008	/s/ Frank H. Brod
Frank H. Brod Corporate Vice President, Finance and Administration; Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Item 6. Selected Financial Data (as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.2	Item 7. Sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations (as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.3	Item 8. Financial Statements (excluding supplementary data, as recast for change in presentation of gains and losses resulting from foreign currency remeasurements)

99.4	Consent of Deloitte & Touche LLP

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